UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C.  20549


FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  October 7, 2009


NASUS CONSULTING, INC.
(Exact name of registrant as specified in its charter)


Commission File Number:  333-150135


Nevada						04-3526451
(State of other jurisdiction 			(IRS Employer
of Incorporation)				Identification No.)


258 Southhall Lane, Suite 420, Maitland, Florida 32751
(Address to principal executive offices, including zip code)


(512) 402-5822 or toll free (877) 209-9618
(Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

__	Written communications pursuant to Rule 425 under the
	Securities Act (17 (CFR 230.425)

__	Soliciting material pursuant to Rule 14a-2 under the
	Exchange Act (17 CFR 210.14a-12)

__	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act (17 CFR 240.14d-2(b))

__	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act (17 CFR 240.13e-4(c))


Forward-Looking Statements

In addition to the historical information contained herein, this Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which may include, but not be limited to statements concerning plans, objectives, goals, strategies, prospects, revenues, liquidity and capital resources, financial needs and future performance, costs and expenditures. Such statements may be identified or qualified, without limitation, by words such as "likely," "will," "suggests," "may," "would," "could," "should," "expects," "anticipates," "estimates," "plans," "projects," "believes," or similar expression (and variants of such words or expressions). Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance, achievements and results may differ materially from those expressed, projected, or suggested in the forward-looking statements due to certain risks and uncertainties, including, but not limited to, our ability to raise and additional financing to support our new business strategy, our ability to compete with larger competitors, our dependence on the continued service of our new management, our ability to establish a market for our future products and services, if and when developed, lack of marketing experience, and the other risks and uncertainties described or discussed in the section "Risk Factors" in the Company's Annual Report filed on Form 10-K for the year ending December 31, 2008 and Form 10-Q for the period ending June 30, 2009. The forward-looking statements contained herein represent our judgment as of the date of this Current Report on Form 8-K and we caution readers not to place undue reliance on such statements.

Item 1.01	Entry Into A Material Definite Agreement

On October 5, 2009, the Registrant entered into a Consulting Agreement with Big Apple Consulting USA, Inc., a Delaware corporation ("Big Apple"), to prepare and assist in the execution of a comprehensive media and publication plan intended to improve investor awareness of the Registrant and its proposed businesses; assist the Registrant with press releases that may be made; and support generally the Registrant's efforts in external communications. Big Apple specializes in assisting companies, both publicly and privately held, to gain exposure through public relations and investor related services it provides. Under the terms of the Consulting Agreement, the Registrant is obligated to pay Big Apple a fixed monthly fee equal to $35,000. The initial term ("Initial Term") of the Consulting Agreement is for six (6) months and shall automatically renew for consecutive six (6) month periods ("Renewal Period") unless terminated by the Registrant no later than ten (10) days prior the expiration of the Initial Term or any subsequent Renewal Period. The Registrant may also terminate the Consulting Agreement at any time upon thirty (30) days written notice.



Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
_____________	______________________________________________

EX-10		Consulting Agreement dated October 5, 2009.




Signature

		Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					NASUS CONSULTING, INC.



Dated:  October 7, 2009		   By:/s/ John Jenkins
					___________________
					President and
      					Chief Executive Officer






























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